SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report:     FEBRUARY 26, 1997

Date of Earliest Event Reported:   FEBRUARY 21, 1997


                        THE ROUSE COMPANY
     (Exact name of registrant as specified in its charter)

MARYLAND                   0-1743               52-0735512
(State or other   (Commission File Number)    (IRS Employer
jurisdiction                                 Indentification
of Incorporation)                                 Number)

10275 LITTLE PATUXENT PARKWAY
COLUMBIA, MARYLAND                              21044-3456
(Address of principal executive offices)        (Zip code)

Registrant's telephone number, including area code: (410) 992-6000

ITEM 5.   OTHER EVENTS.

     In connection with the offering (the "Offering") of Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), of The Rouse Company, a Maryland corporation (the "Company"), the Company is hereby filing as
Exhibit 1 hereto a copy of the Articles Supplementary setting forth the terms of the Series B Preferred Stock (the "Articles
Supplementary").   The Articles Supplementary are hereby
incorporated by reference into the Registration Statement on Form S-3 (File No. 333-20781) of the Company, as amended by Amendment No. 1 thereto (as so amended, the "Registration Statement"), pursuant to which the Series B Preferred Stock was registered under the Securities Act of 1933, as amended. The Registration Statement was declared effective by the Securities and Exchange Commission on February 6, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     1.   The Articles Supplementary to the Charter of The Rouse
          Company relating to the Series B Convertible Preferred
          Stock, par value $0.01 per share, of The Rouse Company.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE ROUSE COMPANY



Febuary 26, 1997             By:   /s/Jeffrey H. Donahue
                                   ---------------------
                                   Jeffrey H. Donahue
                                     Senior Vice President and
                                     Chief Financial Officer

                            EXHIBITS


Exhibit No.                               Description
-----------                               -----------

    1                           The Articles Supplementary to
                                the Charter of The Rouse
                                Company relating to the Series
                                B Convertible Preferred Stock,
                                par value $0.01 per share, of
                                The Rouse Company.